Dorchester Minerals, LP NASDAQ: DMLP Dorchester Minerals, LP 2008 Annual Presentation May 13, 2008 Exhibit 99.1

Dorchester Minerals, LP
NASDAQ: DMLP
Forward-Looking Statements
• Portions of this document may constitute "forward-looking
statements" as defined by federal law. Such statements are
subject to certain risks, uncertainties and assumptions.
Should one or more of these risks or uncertainties
materialize, or should underlying assumptions prove
incorrect, actual results may vary materially from those
anticipated, estimated or projected. Examples of such
uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas,
changes in the operations on or development of the
Partnership’s properties, changes in economic and industry
conditions and changes in regulatory requirements (including changes in environmental requirements) and the
Partnership’s consolidated financial position, business
strategy and other plans and objectives for future operations.
These and other factors are set forth in the Partnership's
filings with the Securities and Exchange Commission.

Dorchester Minerals, LP
NASDAQ: DMLP
• Overview of 2007 Results
• Activity Highlights
– Royalty Properties
– Net Profits Interests
– Fayetteville Shale
• Developing Play Highlights
– Horizontal Bakken
– Appalachia
• Appendix and Additional Materials
Presentation Outline

Dorchester Minerals, LP NASDAQ: DMLP Overview of 2007 Results

Dorchester Minerals, LP
NASDAQ: DMLP
2007 Distributions
Royalty
Revenue
$39.3 MM
Total Revenue
$62.4 MM
Other
Revenue
$1.7 MM
NPI
Revenue
$21.4 MM
LP
Distribution
$55.7 MM
GP
Distribution
$1.7 MM
Total
Expenses
$5.0 MM
• Cash Distributions Paid in Calendar 2007
– Reflects Q4 2006 to Q3 2007 activity

Dorchester Minerals, LP
NASDAQ: DMLP
$0
$20
$40
$60
$80
$100
2003 2004 2005 2006 2007
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
Royalties NPI Lease Bonus Gas Price ($/Mcf)
2007 Financial Results
$49.2
$56.8
$79.8
$74.9
$65.4
Operating Revenue ($MM) Gas Price ($/Mcf) Distributions ($/unit)
• Revenue – Price – Distributions
– Fayetteville Shale lease bonus in 2006
– Q4 2007 royalty receipts:  $5.99/Mcf and $79.72/bbl
– Q1 2008 royalty receipts:  $6.99/Mcf and $87.76/bbl
2003 2004 2005 2006 2007
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
Distributions Gas Price ($/Mcf)

Dorchester Minerals, LP
NASDAQ: DMLP
2007 Production Results
Daily Production (MMcfepd)
0
5
10
15
20
25
30
35
2003 2004 2005 2006 2007 2008
Forecasted Production Actual Production
3.0% Annualized Decline
11.4% Decline Since Inception
8.6% 3-year Decline Rate
6.7% 1-year Decline Rate
• Actual vs. Forecast (Excludes Minerals NPI)
– Weather related production problems in Q1 2007
– Cumulative production has exceeded projections by 4%
– High quality properties Low decline rate

Dorchester Minerals, LP
NASDAQ: DMLP
50
60
70
80
90
100
Actual
12/31/2006
Projected
12/31/2007
Actual
12/31/2007
2007 Reserves Overview
2007
Production
(10.2 Bcfe)
Reserve
Revisions
(4.3 Bcfe)
Total Reserves (Bcfe)
82.7
88.6
78.4
• Total Proved Reserves of 82.7 Bcfe on 12/31/07
– 2.93 Mcfe per unit outstanding
– 100% of reserves are proved developed
– <1% from Fayetteville Shale

Dorchester Minerals, LP
NASDAQ: DMLP
0
20
40
60
80
100
Actual
01/31/2003
Projected
12/31/2007
Actual
12/31/2007
Total Reserves (Bcfe)
2007 Reserves Overview
2003-2007
Production
(55.0 Bcfe)
Reserve
Revisions
(36.2 Bcfe)
82.7
97.0
42.0
• Historical Reserve Revisions Since Inception
– Demonstrated history of positive revisions
– Driven by new plays, field extensions, infill drilling, new technology, etc.
– Revisions/Purchases account for 49% of current reserves
Reserve
Purchases
(4.5 Bcfe)

Dorchester Minerals, LP NASDAQ: DMLP Activity Highlights Royalty Properties

Williston
101,097 net acres
Rockies
4,875 net acres
Appalachia
23,646 net acres
Mid-Continent
33,797 net acres
Eastern
25,273 net acres
Texas
134,507 net acres
Gulf Coast
17,884 net acres
Other
3,783 net acres

Dorchester Minerals, LP
NASDAQ: DMLP
Royalty Property Highlights
• Acreage Distribution
– 344,862 net acres (3,121,523 gross acres)
– Wide geographic spread – 573 counties in 25 states
– Includes most major producing basins
– Approximately 70% of acreage is undeveloped

Dorchester Minerals, LP
NASDAQ: DMLP
Royalty Property Highlights
• Leasing and Development Activity
– Consummated 107 leases/elections on 2,758 net acres
– Lease bonus payments up to $500/acre
– Initial royalty terms up to 40%
– 94 active lease offers
– Identified 346 new wells on royalty properties
– Fayetteville Shale activity continuing to ramp up
– Infill drilling on legacy royalty assets

Dorchester Minerals, LP
NASDAQ: DMLP
– Legacy royalty asset with 6.25% NRI
– Long-life production, no PUD reserves assigned to property
– Recent step-out completion tested over 9.8 MMcfpd
– Five new wells since year-end 2007
Royalty Property Highlights
Gas Rate (Mcfepd) Well Count
• East Jeffress Field (Coates “A”) – Hidalgo Co. Texas
1,000
10,000
100,000
2003 2004 2005 2006 2007 2008
0
25
50
75
100

Dorchester Minerals, LP NASDAQ: DMLP Activity Highlights Net Profits Interests

Dorchester Minerals, LP
NASDAQ: DMLP
Net Profits Interest Highlights
• NPI Provides LP Exposure to Working Interest
Potential Without Generating UBTI
– Participated in 34 wells in Arkansas, Montana, North Dakota,
Oklahoma, and Texas
• 24 wells completed in 2007
• 4 wells abandoned in 2007
• 6 wells in various stages of drilling or completion at year-end 2007
– Optional working interest participation in numerous leases
– Leverage information franchise
– Capitalize on strong negotiating position

Dorchester Minerals, LP
NASDAQ: DMLP
2%
29%
69%
Minerals NPI Hugoton NPI Other NPI
Net Profits Interest Highlights
$0.0
$1.0
$2.0
$3.0
$4.0
2003 2004 2005 2006 2007
Historical NPI CAPEX ($MM) 2007 NPI CAPEX
• Capital Expenditures Through year-end 2007
– $10.0 MM in total NPI investments
– 88% of CAPEX used to drill new wells
– Continue to reinvest cash flow from Minerals NPI

Dorchester Minerals, LP
NASDAQ: DMLP
100
1,000
10,000
2003 2004 2005 2006 2007 2008
0
50
100
150
200
250
300
Gas Rate (Mcfepd) Well Count
Net Profits Interest Highlights
• Minerals NPI Production Analysis
– 125 wells/units producing at year-end 2007
– 108 wells are currently in pay status
– 1.2 Bcfe in production receipts through Q1 2008

Dorchester Minerals, LP
NASDAQ: DMLP
Net Profits Interest Highlights
($1.2)
($1.0)
($0.8)
($0.6)
($0.4)
($0.2)
$0.0
$0.2
$0.4
2003 2004 2005 2006 2007 2008
Net Operating Income Investment Surplus (Deficit)
($ Millions)
• Minerals NPI Cash Flow Analysis Through Q1 2008
– Cumulative Revenue $9.3 MM
– Cumulative Operating Income $7.7 MM
– Cumulative Investment $8.2 MM
– Cumulative Surplus (Deficit) ($0.5 MM)

Dorchester Minerals, LP
NASDAQ: DMLP
Net Profits Interest Highlights
• Hugoton Area – Operated Properties
– 2007 production within 3% of projection (8.2% decline)
– Drilled two new wells in 2007, additional well currently waiting on pipeline
– Initiated Herrington re-completion study
Gas Rate (Mcfepd) Well Count
1,000
10,000
100,000
2003 2004 2005 2006 2007 2008
0
50
100
150
200
250
300

Dorchester Minerals, LP NASDAQ: DMLP Activity Highlights Fayetteville Shale

Dorchester Minerals, LP
NASDAQ: DMLP
Fayetteville Shale Highlights
• Eastern Arkoma Basin – Northern Arkansas
– Ownership summary
• 23,336 gross/11,464 net acres in trend
• 196 sections in 8 counties
– 2006 lease transaction
• 9,800 net acres in 179 sections in 8 counties
• Bonus of $625 per acre with 25% royalty
• Optional working interest participation on
well-by-well basis, royalty interest retained
– Current activity focused in six county core area
2.6% 3.5% 111 Optional WI (NPI)
4.7%
0.0%
Avg. WI
4.7% 4 Unleased MI (NPI)
2.1% 179 Royalty (DMLP)
Avg. NRI Sections Interest Type

Dorchester Minerals, LP
NASDAQ: DMLP
Fayetteville Shale Highlights
• Eastern Arkoma Basin – Northern Arkansas
– Current activity on Dorchester acreage
• 43 wells completed as producers
• 18 wells in various stages of drilling or completion
• 25 wells permitted and/or proposed by operator
• $4.0 million in net expenditures and commitments
– Operators
• Southwestern Energy, Chesapeake, Petrohawk
– Single well economics
• $7.00/Mcf, 25% royalty burden, pre-tax
• Average D&C costs $3.1 million
• Ultimate reserves 1.6 Bcf
• Internal rate of return 44%
• Return on investment 2.41 (1.71 discounted at 10%)

Prospective "Halo"
13 Producing Wells
53 Active Permits
70 Locations
Van Buren
Cleburne
Pope
Conway
White
Faulkner
Productive Fairway
432 Producing Wells
488 Active Permits
187 Locations
Dorchester Acreage

Dorchester Minerals, LP
NASDAQ: DMLP
Fayetteville Shale Highlights
– Current Activity in Conway, Cleburne, Faulkner, Pope, Van Buren, White
– Approximately 80 sections in “Productive Fairway”
– Permitting or drilling activity in 21% of DMLP’s sections
• Six County Core Area

Dorchester Minerals, LP
NASDAQ: DMLP
Fayetteville Shale Highlights
100
1,000
10,000
0 5 10 15 20
0
10
20
30
40
DMLP Average
1.4 Bcf Type Curve
2.0 Bcf Type Curve
Well Count
Full Months on Production
NOTE: DMLP average
reflects data from first
full month of production
• Normalized Production Graph
– Average proved developed EUR of 1.6 Bcf (up to 3.1 Bcf)
– Initial rates ranging up to 5.4 MMcfd
• 2006 average 1.5 MMcfd (5 wells)
• 2007 average 1.7 MMcfd (22 wells)
• 2008 YTD average 2.6 MMcfd (9 wells)
Gas Rate (Mcfepd) Well Count

Dorchester Minerals, LP
NASDAQ: DMLP
0
200
400
600
800
1,000
1,200
1,400
2006 2007 2008
0
5
10
15
20
25
30
35
– 32 wells flowing to sales as of February 2008
• Working interest 734 Mcfd (Subject to Minerals NPI)
• Royalty interest 572 Mcfd
– Working Interests up to 6.42%, NRI up to 10.1% (WI + RI)
Gas Rate (Mcfepd) Well Count
Fayetteville Shale Highlights
WI Production
Royalty Production
• Net Production Graph

Dorchester Minerals, LP
NASDAQ: DMLP
Fayetteville Shale Highlights
0
5
10
15
20
2005 2006 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08
New Permits New Wells Spud 1st Payment Received
– Development activity increasing steadily
– Substantial time lag between spud and first payment 240  days
• Permitting, Drilling and Payment History
First
Payment
First
Production
Well
Spud
Well
Permitted
46 days 95 days 145 days

Dorchester Minerals, LP NASDAQ: DMLP Developing Play Highlights

Divide
Burke
Williams
Mountrail
McKenzie
Dunn
Parshall
Field

Dorchester Minerals, LP
NASDAQ: DMLP
Developing Play Highlights
• Horizontal Bakken (North Dakota)
– Six County Core Area
– Operators:  Continental, EOG, Hess, Marathon
– Diversified acreage position
• 70,390 gross acres
• 7,602 net acres
– Participated in 2 wells
– Elected non-consent option in 27 wells
• 1/8
th
royalty
• Back-in for 100% WI after payout + 50% penalty
– DMOLP owns 188 net acres in Parshall field
• First well produced 115 Mboe in first 6 months
• Two additional wells permitted
• EOG reports EUR of direct offset at 381 Mbo
– No reserves booked in 2007
– Properties subject to Minerals NPI

Dorchester Minerals, LP
NASDAQ: DMLP
Developing Play Highlights
• Devonian Shale (Appalachia)
– New York and Pennsylvania
– Potential targets
• Upper Devonian oil (shallow)
• Marcellus/Devonian shale gas (middle)
• Trenton-Black River gas (deep)
– Operators: Chesapeake, East Resources,
EOG, Fortuna Energy
– Concentrated acreage position
• 32,588 gross acres
• 23,093 net acres
• 70% in Allegany and Steuben Counties, NY
– Soliciting expressions of interest for
global deal
– No reserves booked in 2007

Dorchester Minerals, LP 2008 Annual Meeting May 13, 2008

Dorchester Minerals, LP NASDAQ: DMLP Appendix

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
– Upon its formation, Dorchester Minerals, LP (DMLP, the public partnership and owner of the mineral interests) provided for future development opportunities on its undeveloped mineral interests by the creation of the Minerals Net Profits Interest (Minerals NPI).
– DMLP has negotiated and may continue to negotiate the right but not the obligation to participate in development activity in addition to retaining a royalty interest.
– This right may take the form of an optional heads-up (unpromoted) working interest, carried working interest or reversionary (back-in) working interest. In some instances, an unleased mineral interest may be treated as a working interest subject to statutory non-consent provisions.
– DMLP assigns this right to Dorchester Minerals Operating LP (the operating partnership or DMOLP)
subject to the terms of the Minerals NPI.
– DMOLP is an indirect wholly owned affiliate of DMLP’s General Partner.
– DMOLP funds all costs associated with this right, including drilling and completion costs.
– DMLP and its partners are not liable for any costs or expenses.
– DMOLP pays to DMLP 96.97% of the monthly “Net Proceeds” attributable to the properties subject to the
Minerals NPI.
– Net Proceeds is defined as total revenues less total expenses plus an amount equivalent to interest at a prevailing rate on any prior period deficit balance. In other words, DMOLP pays 100% of all costs, receives 100% of all revenues plus interest, and thereafter (sometimes called “Payout”) pays 96.97% of net cashflow to DMLP.
– LP distributions reflect 96% of royalty net cashflow and 99% of NPI net cashflow 99% x 96.97% = 96%.
• What is the Minerals NPI and How Does it Work?

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
• What is the Minerals NPI and How Does it Work?
DMLP
Lease to third party for
royalty and optional
participation right
Participation right
assigned to DMOLP
NPI payment
(96.97% of cash flow)
Distributable Cash
DMOLP pays 100% of costs
and receives 100% of revenue
plus interest equivalent on
total NPI basis
Royalty
(100% of cash flow)
General Partner
4% of royalties
1% of NPI’s
Limited Partners
96% of royalties
99% of NPI’s

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
Net Profits Interest Royalty Interest
1,000 Mcf
$6.00/Mcf
$6,000
($0)
$6,000
25% Royalty
$1,500
1,000 Mcf
$7.80/Mcf
$7,800
($0)
$7,800
25% Royalty
$1,950
1,000 Mcf
$6.00/Mcf
$6,000
($1,000)
$5,000
25% NPI
$1,250
1,000 Mcf
$7.80/Mcf
$7,800
($1,000)
$6,800
25% NPI
$1,700
30% Increase in
Royalty Cash Flow
36% Increase in
NPI Cash Flow
30% Increase in Gas Price
Production Volume
Gas Price
Revenue
Fixed Production Costs
Operating Income
Net Interest
Net Cash Flow
Production Volume
Gas Price
Revenue
Fixed Production Costs
Operating Income
Net Interest
Net Cash Flow
• Operating Leverage – Royalty Interest vs. NPI

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
• Fayetteville Shale Well List
Completed 0.059% 0.000% 0.000% Conway Green Bay Packaging 9-15 #2-19H
Completed 0.059% 0.000% 0.000% Conway Green Bay Packaging 9-15 #1-19H
2,358 Completed 0.000% 3.166% 3.491% Van Buren Green Bay Packaging 10-16 #3-22H26
Permitted 0.703% 0.000% 0.000% Van Buren Green Bay 11-14 #1-20H
Permitted 2.344% 3.281% 4.375% Van Buren Graddy 10-12 #2-20H
Permitted 2.344% 3.281% 4.375% Van Buren Graddy 10-12 #1-20H
Spudded 0.478% 0.287% 0.383% Van Buren Douglas Krahn 11-13 #1-5H
Completed 0.781% 0.000% 0.000% Conway Don English 8-16 #2-12H
1,010 Producing 0.781% 0.000% 0.000% Conway Don English 8-16 #1-12H
Spudded 1.563% 0.938% 1.250% Conway Deltic Timber 9-16 #2-25H
Spudded 1.563% 0.938% 1.250% Conway Deltic Timber 9-16 #1-25H
Spudded 0.000% 4.498% 5.140% Van Buren Crow 10-15 #4-28H33
Permitted 1.563% 0.938% 1.250% Pope Brown #1-33H
Spudded 0.781% 0.000% 0.000% Van Buren Breeding 9-13 #2-25H
Spudded 0.781% 0.000% 0.000% Van Buren Breeding 9-13 #1-25H
Spudded 1.563% 0.938% 1.250% Conway Beverly Crofford #2-14H
Spudded 1.563% 0.938% 1.250% Conway Beverly Crofford #1-14H
428 Producing 0.781% 0.000% 0.000% White Beals 8-7 #1-13H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
• Fayetteville Shale Well List (continued)
Spudded 2.189% 2.847% 3.796% Conway Jerome Carr 9-15 #3-31H
3,242 Producing 2.188% 2.847% 3.796% Conway Jerome Carr #2-31H
1,622 Producing 2.188% 2.847% 3.796% Conway Jerome Carr #1-31H
1,840 Producing 0.098% 0.000% 0.000% Conway Isley 9-14 #2-19H
1,680 Producing 0.098% 0.000% 0.000% Conway Isley 9-14 #1-19H
Spudded 2.344% 3.281% 4.375% Van Buren Howard Family Trust 10-12 #1-9H
1,856 Producing 0.000% 6.250% 6.250% Van Buren Hillis #3-27H
2,282 Producing 0.000% 0.781% 0.000% Van Buren Hillis #2-27H
880 Producing 0.000% 6.250% 6.250% Van Buren Hillis #1-27
839 Producing 0.391% 0.000% 0.000% Conway Hemphill 9-14 #1-30H
1,055 Producing 0.781% 0.000% 0.000% White Hays 8-6 #1-18H
Permitted 1.577% 0.946% 1.262% Faulkner Hardy 7-13 #2-5H
Spudded 1.577% 0.946% 1.262% Faulkner Hardy 7-13 #1-5H
Spudded 2.656% 3.750% 5.000% Van Buren Handy 10-12 #2-18H
2,392 Completed 2.656% 3.750% 5.000% Van Buren Handy 10-12 #1-18H
400 Producing 2.246% 2.988% 3.984% Van Buren Gunn #1-19H
Permitted 0.000% 0.000% 0.000% Conway Green Bay Packaging 9-15 #4-18H19
Permitted 0.000% 0.000% 0.000% Conway Green Bay Packaging 9-15 #3-18H19
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
• Fayetteville Shale Well List (continued)
666 Producing 5.840% 3.750% 5.000% Van Buren Love 10-12 #2-17H
938 Producing 5.840% 3.750% 5.000% Van Buren Love 10-12 #1-17H
Completed 0.684% 0.000% 0.000% Van Buren Lewis 11-13 #3-30H
1,754 Completed 0.684% 0.000% 0.000% Van Buren Lewis 11-13 #2-30H
2,000 Producing 0.684% 0.000% 0.000% Van Buren Lewis 11-13 #1-30H
1,477 Producing 0.000% 2.377% 2.377% Van Buren Koone-Hillis 10-16 #1-34H27
Permitted 1.563% 0.938% 1.250% Van Buren Kenneth Williams 10-15 #3-25H
Permitted 1.563% 0.938% 1.250% Van Buren Kenneth Williams 10-15 #2-25H
Permitted 1.563% 0.938% 1.250% Van Buren Kenneth Williams 10-15 #1-25H
1,411 Producing 0.000% 3.125% 3.125% Van Buren Jones 10-16 #3-33H
1,879 Producing 0.000% 3.125% 3.125% Van Buren Jones 10-16 #2-33H
2,156 Producing 0.000% 3.125% 3.125% Van Buren Jones 10-16 #1-33H
Permitted 0.977% 0.000% 0.000% Faulkner Jolly 8-12 #2-9H
Permitted 0.977% 0.000% 0.000% Faulkner Jolly 8-12 #1-9H
Spudded 0.781% 0.000% 0.000% Conway John Wells 9-15 #3-2H
Spudded 0.781% 0.000% 0.000% Conway John Wells 9-15 #2-2H
Permitted 0.000% 0.000% 0.000% Conway John Wells 9-15 #1-2H11
1,357 Producing 0.781% 0.000% 0.000% Conway John Wells 9-15 #1-2H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
• Fayetteville Shale Well List (continued)
Permitted 0.381% 0.000% 0.000% Conway Roy Brockman 9-15 #2-24H
3,001 Producing 0.381% 0.000% 0.000% Conway Roy Brockman 9-15 #1-24H
Permitted 1.953% 2.109% 2.813% Van Buren Rothwell 9-12 #2-15H
Permitted 1.953% 2.109% 2.813% Van Buren Rothwell 9-12 #1-15H
2,614 Producing 1.953% 2.109% 2.813% Van Buren Robinson 9-13 #2-24H
2,724 Producing 1.953% 2.109% 2.813% Van Buren Robinson 9-13 #1-24H
1,090 Producing 0.781% 0.000% 0.000% Van Buren Quattlebaum #2-32H
1,717 Producing 0.781% 0.000% 0.000% Van Buren Quattlebaum #1-32H
1,966 Producing 5.930% 4.245% 5.561% Conway Polk 09-15 #2-30H
1,614 Producing 5.930% 4.245% 5.561% Conway Polk 09-15 #1-30H
2,487 Producing 0.781% 0.000% 0.000% Van Buren Nelon 9-13 #2-26H
Spudded 0.781% 0.000% 0.000% Van Buren Nelon 9-13 #1-26H
Spudded 3.516% 3.750% 5.000% Cleburne Mulliniks 9-12 #3-35H
Spudded 3.516% 3.750% 5.000% Cleburne Mulliniks 9-12 #2-35H
3,491 Producing 3.516% 3.750% 5.000% Cleburne Mulliniks 9-12 #1-35H
Completed 1.875% 4.375% 5.000% Conway Morrow 8-15 #1-30H
2,009 Producing 6.250% 3.750% 5.000% Conway McCoy 8-16 #3-1H
Permitted 6.250% 3.750% 5.000% Conway McCoy 8-16 #2-1H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
• Fayetteville Shale Well List (continued)
287 Producing 1.563% 0.938% 1.250% Pope Tackett #1-33H
Permitted 0.684% 0.000% 0.000% Van Buren Smith 11-13 #1-30H
4,648 Completed 1.504% 0.000% 0.000% Conway Salinas, Reyes 9-15 #2-20H
5,429 Completed 1.504% 0.000% 0.000% Conway Salinas, Reyes 9-15 #1-20H
866 Producing 0.000% 6.423% 6.448% Van Buren Russell #2-33H
1,145 Producing 0.000% 6.250% 6.250% Van Buren Russell #1-33H
Test Rate
(Mcfd)
Current
Status
DMLP
RI
DMOLP
NRI
DMOLP
WI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
• North Dakota Horizontal Bakken Well List
Spudded 13.931% 1.741% McKenzie Schmitz Federal 44-34H
817 Producing 6.966% 0.871% Mountrail Risan 1-34H
Permitted 0.457% 0.057% Dunn Reiss Ranch 24-10H
Permitted 2.322% 0.290% Mountrail Pederson 1-33H
Permitted 0.091% 0.011% Williams Omar 1-1H
53 Producing 0.098% 0.012% Divide McGinnity 1-15H
Spudded 0.823% 0.103% McKenzie Lone Beaver Creek 21-17H
476 Producing 0.411% 0.051% McKenzie Lillibridge 11-23-H
355 Producing 0.040% 0.005% Williams LaVerne Peterson 1-12
47 Producing 0.558% 0.070% Williams Langager 14-X-5
Permitted 1.542% 0.193% McKenzie Kirkland 1-33H
Completed 9.288% 1.161% Dunn Hueske 12-1H
Permitted 1.028% 0.129% Williams DeAngelis 41X-21
Spudded 0.457% 0.057% Dunn Bergan 14-22H
267 Producing 0.720% 0.090% McKenzie BB-Olson-150-95-0817H-1
Permitted 0.234% 0.029% Burke Barenthsen 11-20H
Permitted 1.741% 0.218% Divide Arvid 1-34H
Permitted 0.223% 0.028% Williams Almer 11-X-6
Test Rate
(Bopd)
Current
Status
APO
NRI
BPO
NRI County Well Name

Dorchester Minerals, LP
NASDAQ: DMLP
Appendix
• North Dakota Horizontal Bakken Well List (continued)
Spudded 4.644% 0.580% Williams Z I Seamon 8-9 H
Permitted 4.644% 0.580% Williams Z I Seamon 8-7 H
117 Producing 0.413% 0.052% Mountrail Torgeson 15B-2-2H
Permitted 0.668% 0.084% McKenzie Thompson 44X-20
189 Producing 0.145% 0.018% Williams Susan Kaye 6-7H
463 Producing 0.040% 0.005% Williams Stacey Lynne 1-12H
Spudded 0.098% 0.012% Divide Skar 1-21H
Spudded 8.505% 1.063% Dunn Scott 24-31H
Test Rate
(Bopd)
Current
Status
APO
NRI
BPO
NRI County Well Name